SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                  CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



                                 October 21, 2003
____________________________________________________________________________
                        (Date of earliest event reported)


                            ESB Financial Corporation
____________________________________________________________________________
               (Exact name of registrant as specified in its charter)



Pennsylvania                            0-19345                  25-1659846
____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                       Identification No.)



600 Lawrence Avenue
Ellwood City, Pennsylvania                                           16117
____________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


                                  (724) 758-5584
____________________________________________________________________________
                (Registrant's telephone number, including area code)


                                  Not Applicable
____________________________________________________________________________
                (Former name, former address and former fiscal year,
                         if changed since last report)





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     ___________         ___________

     99.1                Press Release, dated October 21, 2003


Item 12.  Results of Operations and Financial Condition
          _____________________________________________

     On October 21, 2003, ESB Financial Corporation issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.




















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ESB Financial Corporation


                          By:  /s/ Charlotte A. Zuschlag
                               ____________________________________________
                               Name:  Charlotte A. Zuschlag
                               Title: President and Chief Executive Officer
                                      (Principal Executive Officer)


Date:  October 21, 2003




















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